THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       USAS DIGITAL INC.
FORM TYPE:     10SB12G              NUMBER OF DOCUMENTS: 10
RECEIVED DATE: 08-Jul-2005 12:39    ACCEPTED DATE:       08-Jul-2005 12:40
FILING DATE:   08-Jul-2005 12:39
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321508-05-000002

FILE NUMBER(S):
   1. 000-51424

THE PASSWORD FOR LOGIN CIK 0001321508 WILL EXPIRE 23-Mar-2006 14:07.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321508
      COMPANY:    USAS DIGITAL INC.
      FORM TYPE:  10SB12G
      FILE NUMBER(S):
         1. 000-51424